                                 EXHIBIT 10(aa)

                               AMENDMENT NO. 6 TO
              FIFTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT
                         DATED AS OF SEPTEMBER 22, 2003

     THIS AMENDMENT NO. 6 ("Amendment No. 6") dated as of August 31, 2005 between MAX & ERMA'S RESTAURANTS, INC., a Delaware corporation (the "Company"), and NATIONAL CITY BANK, as successor by merger to The Provident Bank, an Ohio banking corporation (the "Bank").

                                   WITNESSETH:

     WHEREAS, the Company and the Bank, parties to the Fifth Amended and Restated Revolving Credit Agreement, dated as of September 22, 2003, as amended by Amendment No.1 dated as of December 31, 2003, Amendment No. 2 dated as of May 17, 2004, Amendment No. 3 dated as of December 17, 2004, Amendment No. 4 dated as of March 28, 2005 and Amendment No. 5 dated as of May 4, 2005 (the "Agreement"), have agreed to amend the Agreement by this Amendment No. 6 on the terms and conditions hereinafter set forth. Terms not otherwise defined herein are used as defined in the Agreement as amended hereby.

     NOW, THEREFORE, the Company and the Bank hereby agree as follows:

     Section 1. Amendment of the Agreement. The Agreement is, effective the date hereof, hereby amended as follows:

          1.1. Section 6.2(b) is amended and restated in its entirety as follows:

               (b) Liabilities/Tangible Net Worth Ratio. Permit the ratio of Liabilities to Tangible Net Worth to exceed (i) 5.15 to 1.00 on August 31, 2005 through October 31, 2005, (ii) 5.00 to 1.00 on November 1, 2005 through February 28, 2006, (iii) 4.80 to 1.00 on March 1, 2006 through May 31, 2006, and (iv) 4.60 to 1.00 on June 1, 2006 and thereafter.

          1.2. Section 6.2(c) is amended and restated in its entirety as follows:

               (c) Fixed Charge Coverage Ratio. The Fixed Charge Coverage Ratio shall not be less than (1) 0.85 to 1.00 from August 31, 2005 through October 31, 2005, (2) 0.90 to 1.00 from November 1, 2005 to February 28, 2006, (3) 0.95 to 1.00 from March 1, 2006 to May 31, 2006, and (4) 1.00 to 1.00 thereafter. "Fixed Charge Coverage Ratio" means, for the Company during the Fiscal Period being measured, the quotient of (a) the sum of (i) net income (adjusted upward to the extent non-recurring, non-cash charges are reflected therein and adjusted downward to the extent non-recurring, non-cash gains are reflected therein), plus (ii) amortization and depreciation plus (iii) accrued interest expense plus (iv) income taxes payable during such period minus (v) one time non-cash charges reflected

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               within net income, divided by (b) the sum of (v) current
               maturities of other long term indebtedness plus (w) current maturities of capitalized lease obligations plus (x) accrued interest expense plus (y) during the Fiscal Period this ratio is being measured, 20% of the Revolving Credit Usage (as defined below), and (z) Store Capital Expenditures in the prior 12 months. "Store Capital Expenditures" means the greater of (A) the product of (i) the number of Company restaurants that have been open more than one year during the Fiscal Period this ratio is being measured multiplied by (ii) $47,000 or (B) the actual Capital Expenditures on such restaurants during the Fiscal Period. "Revolving Credit Usage" means the amount of Revolving Loans outstanding under the Revolving Note on the last day of the Fiscal Period that is being measured.

          1.3. Section 6.2(e) is amended and restated in its entirety as follows:

               (e) Tangible Net Worth. Permit its Tangible Net Worth to be less than (i) $11,500,000 from August 31, 2005 through October 31, 2006, and (ii) $13,000,000 from November 1, 2006 to the later of the Revolving Credit Maturity Date, the Draw Loan Maturity Date or the Term Loan Maturity Date.

          1.4. Section 6.2(g) is amended and restated in its entirety as follows:

               (g) Senior Debt to EBITDA. At the end of any Fiscal Period commencing (1) on August 31, 2005 and ending on October 31, 2005, permit the ratio of (i) the Company's Indebtedness during the Fiscal Period being measured to (ii) the Company's EBITDA during the Fiscal Period being measured to be greater than 2.95 to 1.00;
               (2) on November 1, 2005 and ending on February 28, 2006, permit the ratio of (i) the Company's Indebtedness during the Fiscal Period being measured to (ii) the Company's EBITDA during the Fiscal Period being measured to be greater than 2.80 to 1.00; (3) on March 1, 2006 and ending on May 31, 2006, permit the ratio of
               (i) the Company's Indebtedness during the Fiscal Period being measured to (ii) the Company's EBITDA during the Fiscal Period being measured to be greater than 2.65 to 1.00; and (4) on June 1, 2006 and thereafter, permit the ratio of (i) the Company's Indebtedness during the Fiscal Period being measured to (ii) the Company's EBITDA during the Fiscal Period being measured to be greater than 2.50 to 1.00.

          1.5. Exhibit C-8 attached hereto amends and restates in its entirety Exhibit C-7.

     Section 2. Governing Law. This Amendment No. 6 shall be governed by and construed in accordance with the laws of the State of Ohio.

     Section 3. Costs and Expenses. The Company hereby agree to pay on demand all reasonable costs and expenses of the Bank in connection with the preparation, execution and delivery of this Amendment No. 6 and the other documents to be delivered in connection

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herewith, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel to the Bank with respect thereto.

     Section 4. Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.

     Section 5. Warrant of Attorney. The undersigned and all indorsers authorize any attorney at law, including an attorney engaged by the holder, to appear in any court of record in Columbus, Ohio, after the indebtedness evidenced hereby, or any part thereof, becomes due and waive the issuance and service of process and confess judgment against any one or more than one of the undersigned and all indorsers in favor of the holder, for the amount then appearing due, together with costs of suit and, thereupon, to release all errors and waive all rights of appeal and stay of execution, but no such judgment or judgments against any one of the undersigned shall be a bar to a subsequent judgment or judgments against any one or more than one of such persons against whom judgment has not been obtained hereon. The foregoing warrant of attorney shall survive any judgment; and if any judgment be vacated for any reason, the holder hereof nevertheless may thereafter use the foregoing warrant of attorney to obtain an additional judgment or judgments against the undersigned and all indorsers or any one or more of them. The undersigned and all indorsers hereby expressly waive any conflict of interest that the holder's attorney may have in confessing such judgment against such parties and expressly consent to the confessing attorney receiving a legal fee from the holder for confessing such judgment against such parties.

     Section 6. Conditions Precedent. Simultaneously with the execution hereof, the Bank shall receive all of the following, each dated the date hereof, in form and substance satisfactory to the Bank:

          6.1. The certificate of an officer of the Company certifying the resolutions of the board of directors of the Company evidencing authorization of the execution, delivery, and performance of this Amendment No. 6 and all documents evidencing other necessary corporate action and governmental approvals, if any, with respect to the Loan Documents, or the transactions contemplated.

          6.2. Executed versions of Amendment No. 6.

          6.3. Payment of a waiver and restructuring fee of $40,000.

          6.4. Such other documents as the Bank may, in its reasonable discretion, so require.

     Section 7. Reaffirmation of Representations and Warranties; No Defaults. The Company hereby expressly acknowledges and confirms that the representations and warranties of the Company set forth in Section 4 of the Agreement, as amended, are true and accurate on this date with the same effect as if made on and as of this date; that no financial condition or circumstance exists which would inevitably result in the occurrence of an Event of Default under Section 7 of the Agreement; and that no event has occurred or no condition exists which constitutes, or with

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the running of time or the giving of notice would constitute an Event of Default under Section 7 of the Agreement.

     Section 8. Reaffirmation of Documents. Except as herein expressly modified, the parties hereto ratify and confirm all of the terms, conditions, warranties and covenants of the Agreement, and all security agreements, pledge agreements, mortgage deeds, assignments, subordination agreements, or other instruments or documents executed in connection with the Agreement, including provisions for the payment of the Notes pursuant to the terms of the Agreement. The parties hereto agree that this Amendment No. 6 does not constitute the extinguishment of any obligation or indebtedness previously incurred nor does it in any manner affect or impair any security interest granted to the Bank, all of such security interests to be continued in full force and effect until the indebtedness described herein is fully satisfied.

          The parties have executed this Amendment No. 6 as of the date first above written.

WARNING - BY SIGNING THIS PAPER YOU GIVE UP YOUR RIGHT TO NOTICE AND COURT TRIAL. IF YOU DO NOT PAY ON TIME A COURT JUDGMENT MAY BE TAKEN AGAINST YOU WITHOUT YOUR PRIOR KNOWLEDGE AND THE POWERS OF A COURT CAN BE USED TO COLLECT FROM YOU REGARDLESS OF ANY CLAIMS YOU MAY HAVE AGAINST THE CREDITOR WHETHER FOR RETURNED GOODS, FAULTY GOODS, FAILURE ON HIS PART TO COMPLY WITH THE AGREEMENT, OR ANY OTHER CAUSE.

MAX & ERMA'S RESTAURANTS, INC.          NATIONAL CITY BANK


By: /s/ William C. Niegsch, Jr.         By: /s/ Douglas E. Houser
    ---------------------------------       ------------------------------------
Name: William C. Niegsch, Jr.           Name: Douglas E. Houser
Its: Chief Financial Officer            Its: Senior Vice President

Address for Notices:                    Address for Notices:

4849 Evanswood Drive                    155 East Broad Street
Columbus, OH 43229                      Columbus, OH 43215
Attn: William C. Niegsch, Jr.           Attention: Douglas E. Houser
Telephone No.: 614-431-5800             Telephone No.: 614-463-7454
                                        Telecopy No.: 614-463-6770

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                                   EXHIBIT C-8

                         MAX & ERMA'S RESTAURANTS, INC.
                           AT THE FOLLOWING LOCATIONS:

                             ADDRESS                                   COUNTY
                             -------                                   ------
739 S. Third St., Columbus, Ohio 43206                             Franklin
1904 Lake Club Drive, Columbus, Ohio 43232                         Franklin
8901 Kingsridge Drive, Dayton, Ohio 45459                          Montgomery
8930 Wesleyan Road, Indianapolis, IN 46268                         Marion
4550 Kenny Road, Columbus, Ohio 43220                              Franklin
31205 Orchard Lake Road, Farmington Hills, MI 48334                Oakland
1275 E. Dublin-Granville Road, Columbus, Ohio 43229                Franklin
8817 US 31 South, Indianapolis, IN 46227                           Marion
630 Stanwix St., Pittsburgh, PA 15222                              Allegheny
37714 Six Mile Road, Livonia, MI 48152                             Wayne
411 Metro Place North, Dublin, Ohio 43017                          Franklin
5533 Walnut Street, Shadyside, PA 15232                            Allegheny
1910 Cochran Road, Pittsburgh, PA 15220                            Allegheny
250 Merrill Street, Birmingham, MI 48009                           Oakland
5899 East 86th Street, Indianapolis, IN 46250                      Marion
220 City Center Drive, Columbus, Ohio 43215                        Franklin
445 E. Eisenhower Blvd., Suite 1, Ann Arbor, MI 48108              Washtenaw
306 Rand Road, Arlington Heights, IL 60004                         Cook
3750 W. Market St., Fairlawn, Ohio 44333                           Summit
30105 Detroit Road, Westlake, Ohio 44115                           Cuyahoga
2739 Fairfield Commons, Beavercreek, OH 45431                      Greene
447 N. Milwaukee Ave., Vernon Hills, IL 60061                      Lake
7800 Montgomery Road, Kenwood, Ohio 45236                          Hamilton
27466 Novi Road, #B237, Novi, MI 48377                             Oakland
2020 W. 75th Street, Woodridge, Ill 60517                          DuPage
2475 Higgins Road, Hoffman Estates, IL 60195                       Cook

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
                             ADDRESS                                   COUNTY
                             -------                                   ------
1317 Hamilton Road, Gahanna, OH 43230                              Franklin
8619 J.W. Clay Blvd., Charlotte, NC 28262                          Mecklenburg
6930 Miller Lane, Dayton, Ohio 45414                               Montgomery
936 Sheraton Drive, Mars, PA 16046                                 Allegheny
201 S. Bridewell Drive, Burr Ridge, IL 60521                       DuPage
33675 Solon Road, Solon, OH 44139                                  Cuyahoga
6420 Grand Avenue, Gurnee, IL 60031                                Lake
3030 Lakecrest Circle, Lexington, KY 40513                         Fayette
130 Andrew Drive, Pittsburgh, PA 15275                             Allegheny
2240 Canton Center North, Canton, MI 48187                         Wayne
1155 Mt. Vernon Highway, Atlanta, GA 30338                         Fulton
3040 Steve Reynolds Blvd., Duluth, GA 30095                        Gwinnett
1515 Polaris Parkway, Columbus, OH 43240                           Franklin
4279 Cemetery Road, Hilliard, OH 43026                             Franklin
1391 Arrowhead Drive, Maumee, OH 43537                             Lucas
28254 Diehl Road, Warrenville, IL 60555                            DuPage
1848 Alysheba Way, Lexington, KY 40509                             Fayette
7085 Engle Road, Middleburg Heights, OH 44130                      Cuyahoga
2740 Mosside Blvd, Monroeville, PA 15146                           Allegheny
2080 Interchange Road, Erie PA 16509                               Erie
9226 Schulze Drive, West Chester, OH 45069                         Butler
5792 Youngstown-Warren Road, Niles, OH 44446                       Trumbull
300 Monticello Avenue #156 (MacArthur Center), Norfolk, VA 23510   Norfolk
44899 Mound Road, Sterling Heights, MI  48314                      Macomb
2901 South Hurstbourne Parkway, Louisville, KY 40220               Jefferson
12195 North Meridian Street, Carmel, IN 46032                      Marion
7480 Sawmill Road, Dublin, OH 43016                                Franklin
900 Gamma Drive, Pittsburgh, PA 15238                              Allegheny
8700 Sam Furr Road, Huntersville, NC 28078                         Mecklenburg
2631 Edmondson Road, Norwood, OH 45209                             Hamilton
3940 Rivertown Parkway SW, Grandville, MI 49418                    Kent
6260 Intech Commons Drive, Indianapolis, IN 46278                  Marion

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
                             ADDRESS                                   COUNTY
                             -------                                   ------
4255 Baldwin Road, Auburn Hills, MI 48326                          Oakland
20506 North Rand Road, Deer Park, IL 60010                         Lake
178 Easton Town Center, Columbus, OH 43219                         Franklin
5150 William Flynn Highway, Gibsonia, PA 15044                     Allegheny
2515 Lake Lansing Road, Lansing, MI 48912                          Ingham
7890 Mentor Avenue, Mentor, OH 44060                               Lake
4093 Washington Road, McMurray, PA 15317                           Washington
122 North Adams Road, Rochester Hills, MI 48309                    Oakland
3921 Summit Plaza Drive, Louisville, KY 40241                      Jefferson
5020 Tiedeman Road, Brooklyn, OH 44144                             Cuyahoga
805 Eastgate North Drive, Cincinnati, OH 45245                     Clermont
8050 East Broad Street, Reynoldsburg, OH 43068                     Franklin
7050 W. Central Avenue, Toledo, OH 43617                           Lucas
6601 Newburgh Road, Westland, MI 48185                             Wayne
4512 Virginia Beach Blvd., Virginia Beach, VA 23462                Virginia Beach
790 N. State Street, Westerville, OH 43081                         Franklin
4320 Everhard Road, N.W., Canton, OH 44718                         Stark
1210 Levis Commons Blvd., Perrysburg, OH 43551                     Lucas
2905 Dixie Highway, Crestview Hills, KY 41017                      Kenton
15257 Beck Road, Plymouth, MI 48170                                Wayne